UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 10, 2011

United Online, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33367	77-0575839
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21301 Burbank Boulevard

Woodland Hills, California  91367

(Address of Principal Executive Offices)  (Zip Code)

Telephone: (818) 287-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                       Other Events.

On February 10, 2011, the Board of Directors of United Online, Inc. (the “Company”) voted to accelerate the expiration date of the Company’s stockholder rights plan, as set forth in that certain Rights Agreement, dated as of November 15, 2001, by and between the Company and Computershare Trust Company, N.A. (successor rights agent to U.S. Stock Transfer Corporation), as Rights Agent, as amended by that certain Amendment No. 1 to the Rights Agreement, dated as of April 29, 2003, by and between the Company and the Rights Agent (as amended, the “Rights Agreement”), from 5:00 p.m., New York City time, on November 15, 2011, to 5:00 p.m., New York City time, on February 28, 2011.  Accordingly, as of 5:00 p.m., New York City time, on February 28, 2011, the Rights Agreement shall expire.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2011	UNITED ONLINE, INC.

	By:	/s/ Scott H. Ray
Name: Scott H. Ray
Title: EVP and Chief Financial Officer